
                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                      ___________________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  June 29, 1995

                             BROADWAY STORES, INC.
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             Exact name of registrant as specified in its charter

     DELAWARE                         1-8765                 94-0457907
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(State or other jurisdiction       (Commission             (IRS Employer
 of incorporation)                  File Number)        Identification No.)


3880 NORTH MISSION ROAD
LOS ANGELES, CA                                                90031
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(Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code: 213/227-2000

                                       N/A
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(Former name or former address, if changed since last report)

The Exhibit Index is located on Page 4.

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ITEM 5.   OTHER EVENTS

          Broadway Stores, Inc. (the "Company") announced on June 29, 1995 that the Company's working capital lender has amended certain provisions of the Company's working capital facility to provide greater flexibility with respect to earnings. Attached as an exhibit to this Form 8-K is a copy of the amendment.



ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

          (c)  Exhibits

               See Exhibit Index on Page 4.

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                                   SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              BROADWAY STORES, INC.,
                              a Delaware corporation



                              By: /s/ David L. Dworkin
                                  ------------------------------
                              DAVID L. DWORKIN, PRESIDENT AND
                              CHIEF EXECUTIVE OFFICER
                              (PRINCIPAL EXECUTIVE OFFICER)


Date:  June 29, 1995

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                                 EXHIBIT INDEX



          The following exhibits are filed as part of this report:
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

Exhibit                   Exhibit                Sequential
Number                  Description              Page Number
- -----------   --------------------------------   -----------
    4.1       Ninth Amendment to Credit
              Agreement, dated as of June 28,
              1995, among Broadway Stores,
              Inc. and General Electric
              Capital Corporation, as agent
              and lender, amending Credit
              Agreement, dated as of
              October 8, 1992, as amended,
              among Broadway Stores, Inc.,
              Certain Commercial Lending
              Institutions and General
              Electric Capital Corporation.

   20.1       Press Release


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